Exhibit 10.9

SECOND AMENDMENT TO LOAN AGREEMENT

This SECOND AMENDMENT TO LOAN AGREEMENT is made and entered into as of June 3, 2003 (as it may be modified, supplemented or amended from time to time in accordance with its terms, this "Amendment") by and between E-LOAN, INC., a Delaware corporation (the "Borrower"), and MERRILL LYNCH MORTGAGE CAPITAL INC., a Delaware corporation (together with its successors and assigns, "Lender").

BACKGROUND

WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated as of June 14, 2002 (as amended, supplemented and otherwise modified from time to time, the "Existing Loan Agreement"), pursuant to which the Lender extended financing to the Borrower on the terms and conditions set forth therein;

WHEREAS, the parties to the Existing Loan Agreement desire to amend the Existing Loan Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Existing Loan Agreement.

SECTION 2. Amendment. Effective upon the execution and delivery of this Amendment the definition of "Commitment Termination Date" in Section 1.22 of the Existing Loan Agreement shall be amended and restated in its entirety as follows: "means the earlier of (i) July 14, 2003, and (ii) the date on which the Commitment is otherwise terminated in accordance with the terms of this Agreement".

SECTION 3. Reserved.

SECTION 4. Conditions Precedent. The effectiveness of this Amendment is subject to (a) the due authorization, execution and delivery by the parties hereto of this Amendment and (b) the due authorization, execution and delivery by the parties to the Second Amendment to the Credit Agreement, dated June 3, 2003, by and among E-Loan Auto Fund One, LLC, E-Loan, Inc., and Merrill Lynch Bank USA (as acknowledged and agreed to by Systems & Services Technologies, Inc. as the Servicer).

SECTION 5. Representations, Warranties and Covenants. (a) The Borrower hereby confirms that each of the representations, warranties and covenants set forth in the Existing Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations, warranties or covenants expressly relate to earlier dates. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and the Borrower hereby ratifies its obligations thereunder.

(b) The Borrower confirms that as of the date hereof its obligations under the Existing Loan Agreement, as amended by this Amendment, and the other Loan Documents are in full force and effect and are hereby ratified. The Borrower represents and warrants that (i) no Default or Event of Default has occurred, (ii) it has the power and is duly authorized to execute and deliver this Amendment, (iii) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of it enforceable against it in accordance with its terms, (iv) it is and will continue to be duly authorized to perform its obligations under this Amendment and the other Loan Documents, (v) the execution, delivery and performance by it of this Amendment does not and will not require any consent or approval, which has not already been obtained, from any Governmental Authority, shareholder or any other Person, and (vi) the execution, delivery and performance by it of this Amendment shall not result in the breach of, or constitute a default under, any material agreement or instrument to which it is a party.

SECTION 6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED, THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Miscellaneous.

  The parties hereto hereby agree that the amendments set forth in this Amendment shall be incorporated into the Existing Loan Agreement. This Amendment constitutes the entire agreement concerning the subject matter hereof and supercedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

  Any reference to the Existing Loan Agreement from and after the date hereof shall be deemed to refer to the Existing Loan Agreement as amended hereby, unless otherwise expressly stated.

  This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

  The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment. [signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Lender:

MERRILL LYNCH MORTGAGE CAPITAL INC.

By:__/s/____________________________
Name: Jeffrey Cohen
Title: Director

Borrower:

E-LOAN, INC.

By:__/s/____________________________
Name: Steven M. Majerus
Title: SVP, Capital Markets